                                                                    EXHIBIT 99.1

BRUCE C. FISHELMAN, STATE BAR NO. 117945
ALEC B. WISNER, STATE BAR NO. 63221
H. SCOTT LEVIANT, STATE BAR NO. 200834
STANBURY FISHELMAN WISNER & ADSIT
West Hollywood Office
9200 Sunset Boulevard, Penthouse 30
West Hollywood, CA  90069-3601
Tel:  (310) 278-1800
Fax:  (310) 278-1802

Attorneys for Plaintiff

                         UNITED STATES DISTRICT COURT

                    FOR THE CENTRAL DISTRICT OF CALIFORNIA


JOHN HUSTON, Individually and On                 Case No.:
Behalf of All Others Similarly Situated,

                Plaintiff,
                                                 CLASS ACTION COMPLAINT FOR
   vs.                                           VIOLATIONS OF FEDERAL
                                                 SECURITIES LAW AND UNFAIR
IMPERIAL CREDIT COMMERCIAL MORTGAGE              BUSINESS PRACTICES
INVESTMENT CORP., a
Maryland Corporation; MARK S.                    DEMAND FOR JURY TRIAL
KARLAN, Individually and as a Director of        ---------------------
Imperial Credit Commercial Mortgage
Investment Corp.; H. WAYNE SNAVELY,
Individually and as a Director of Imperial
Credit Commercial Mortgage Investment Corp.;
KEVIN E. VILLANI, Individually and as a
Director of Imperial Credit Commercial
Mortgage Investment Corp.;

                Defendants.
----------------------------------------------

     Plaintiff JOHN HUSTON, individually and on behalf of all others similarly situated, makes the following allegations upon information and belief, except as to allegations pertaining specifically to the named Plaintiff and his counsel, based on the facts alleged below, which are predicated upon, inter alia, a review of relevant filings made with the Securities and Exchange Commission, press releases, news and analysts' reports and the investigation undertaken by and through Plaintiff's counsel. Plaintiff believes that further substantial evidentiary support will exist for the allegations set forth below after a reasonable opportunity for discovery.

                           I.  NATURE OF THE ACTION

     1. This is a federal securities class action under the Securities Act of 1933 (hereinafter the "Securities Act") brought in connection with an initial public offering on or about October 22, 1997 (hereinafter "the IPO") of approximately 34,500,000 shares of the common stock of an investment fund named Imperial Credit Commercial Mortgage Investment Corp. (hereinafter "ICCMIC"). It is brought on behalf of a class of Plaintiffs (hereinafter the "Class") consisting of purchasers of the common stock of ICCMIC between October 22, 1997 and October 21, 1999, inclusive (hereinafter the "Class Period"). Purchases by Plaintiff and members of the Class were made pursuant to a registration statement (hereinafter the "Registration Statement") and prospectus (hereinafter the "Prospectus") filed by ICCMIC with the Securities and Exchange Commission on or about August 1, 1997, and made effective October 16, 1997. As demonstrated herein, the Prospectus given to prospective purchasers for the IPO of ICCMIC's common shares contains materially false and misleading statements and omits from disclosure material facts and risks, particularly concerning compensation to be paid under ICCMIC's contract with a company hired to select and manage investments for the fund (hereinafter "the Manager"). Plaintiff and members of the Class were injured, inter alia, by the payment of undisclosed compensation to the Manager, by the payment of a termination fee of undisclosed magnitude, and by actions detrimental to ICCMIC taken by persons having undisclosed conflicts of interest and the related decline in the stock price of ICCMIC.

                          II.  JURISDICTION AND VENUE

     1. This action arises under section 11 of the Securities Act of 1933 (hereinafter "the Securities Act"), 15 U.S.C. (S) 77k. This Court has jurisdiction over the subject matter of this action pursuant to section 22 of the Securities Act, 15 U.S.C. (S) 77v, and sections 1331 and 1337(a) of the Judicial Code, 28 U.S.C. (S)(S) 1331, 1337(a).

     2. Venue is proper in this District under section 22 of the Securities Act. The wrongs alleged in this Complaint occurred as a result of activities which took place, in substantial part, in this District, including the offer and sale of securities and the preparation and dissemination to the investing public of false and misleading information, including a registration statement pursuant to which securities were offered. In addition, at all relevant times, ICCMIC and the Manager had their principal offices in and conducted business in this District.

     2. In connection with the acts, conduct, and other wrongs complained of herein, Defendants, directly and indirectly, used the means and instrumentalities of interstate commerce and the United States mails and the facilities of the national securities markets.

                      III.  PARTIES AND RELATED ENTITIES

     3. Plaintiff JOHN HUSTON (hereinafter "HUSTON" or "PLAINTIFF') is an Individual residing in the state of Michigan. HUSTON purchased 1500 shares of ICCMIC on or about October 22, 1997, pursuant to or traceable to the Offering, and has been damaged thereby.

     4. Defendant MARK S. KARLAN, (hereinafter "KARLAN") is, and, at all pertinent times herein has been, a Director, President and Chief Executive Officer of Defendant ICCMIC, as well as a Director, President and Chief Executive Officer of the Manager. Defendant KARLAN signed the registration statement as a director and as President and CEO. Defendant KARLAN is a resident of California in the Central District of this Court.

     5. Defendant H. WAYNE SNAVELY, (hereinafter "SNAVELY") is, and, at all pertinent times herein has been, Chairman of the Board of Directors of Defendant ICCMIC, Chairman of the Board of Directors of the Manager, as well as Chairman of the Board and Chief Executive Officer of ICII. Defendant SNAVELY signed the registration statement as a director. Defendant SNAVELY is a resident of California in the Central District of this Court.

     6. Defendant KEVIN E. VILLANI, (hereinafter "VILLANI") is, and, at all pertinent times herein has been, Vice-Chairman of the Board of Directors of Defendant ICCMIC, Vice-Chairman of the Board of Directors of the Manager. At various times, including the time of the IPO, Defendant VILLANI was Executive Vice President and Chief Financial Officer of ICII.

Defendant VILLANI signed the registration statement as a director. Defendant VILLANI is a resident of California.

     7. Defendants KARLAN, SNAVELY and VILLANI shall be referred to collectively as the "INDIVIDUAL DEFENDANTS."

     8. Defendant IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP. (hereinafter "ICCMIC") was organized as a Maryland corporation on or about July 31, 1997. At all times herein, the principal place of business of Defendant ICCMIC has been located in Los Angeles County, State of California, in the Central District of this Court.

     9. At all times the seven members of the Board of Directors of Defendant ICCMIC were Defendant SNAVELY (Chairman), Defendant VILLANI (Vice-Chairman), Defendant KARLAN (President & CEO), Patrick H. Hendershott, Joseph A. Jaconi, Louis Massoti, and Kenneth A. Munkacy. ICCMIC common stock was registered to trade on the NASDAQ securities exchange under the symbol ICMI.

     10. ICCMIC hired Imperial Credit Commercial Mortgage Asset Management Corp. (hereinafter "the Manager"), a California corporation, to select and manage the assets of ICCMIC. The three members of the board of directors of the Manager are Defendants SNAVELY, VILLANI and KARLAN.

     11. The majority owner of the Manager was Imperial Credit Industries Inc., ("ICII). The Board of Directors of ICII included Defendant SNAVELY as Chairman and CEO and Defendant VILLANI. ICII also owned approximately 10% of ICCMIC after the IPO. Further, ICII was the largest seller of investments to ICCMIC.

                         IV.  CLASS ACTION ALLEGATIONS

     12. PLAINTIFF brings this action on his own behalf and as a class action pursuant to rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure on behalf of a class (hereinafter the "Class") consisting of those individuals and entities who purchased ICCMIC common stock sold pursuant to the IPO up to and including October 21,1999 (the "Class Period").

     13. Excluded from the Class are Defendant ICCMIC; the INDIVIDUAL DEFENDANTS; the directors of ICCMIC or its subsidiaries; corporations, including ICII, whose board includes any of the INDIVIDUAL DEFENDANTS; persons who signed the Registration statement or Prospectus; underwriters of the IPO; or any law firms that opined on the documents for the IPO; and the legal representatives, heirs, successors and assigns of any excluded person.

     14. Because approximately 34,500,000 shares of ICCMIC common stock were issued pursuant to the Offering and actively traded on the NASDAQ National Market System, the members of the class are so numerous that joinder of all members is impracticable. While the exact number of members of the Class can only be determined by appropriate discovery, PLAINTIFF believes that Class members number over one thousand.

     15. PLAINTIFF'S claims are typical of the claims of the members of the Class.
     16. PLAINTIFF and all members of the Class sustained damages as a result of Defendants' wrongful conduct complained of herein.

     17. PLAINTIFF will fairly and adequately protect the interest of the members of the Class and has retained counsel competent and experienced in class action and securities litigation.

     18. A class action is superior to other available methods for the fair and efficient adjudication of this controversy. Because the damages suffered by individual Class members may be relatively small, the expense and burden of individual litigation make it virtually impossible for Class members individually to seek redress for the wrongful conduct alleged herein.

     19. Common questions of law and fact exist as to all members of the Class and predominate over questions affecting solely individual members of the Class. Among the questions of law and fact common to the Class are:

     a. whether section 11 of the Securities Act was violated by Defendants' acts as alleged herein;

     b. whether the Prospectus contained materially false and misleading information;

     c.   whether the Prospectus omitted material information; and

     d. whether PLAINTIFF and other members of the Class have sustained damages and, if so, the appropriate measure thereof.

     20. PLAINTIFF knows of no difficulty that will be encountered in the management of this litigation that would preclude its maintenance as a class action.

     21. The names and addresses of the purchasers of ICCMIC common stock on the Offering and during the Class Period are available from Defendant ICCMIC's transfer agent. Notice can be provided to such record owners via first class mail using techniques and a form of notice similar to those customarily used in class actions.

                        V.  GENERAL FACTUAL ALLEGATIONS

     A.  The Prospectus and Registration Statement

     22. This is a federal securities class action on behalf of a class consisting of those individuals and entities who purchased the common stock of Defendant ICCMIC pursuant to a Registration Statement filed with the SEC on or about August 1, 1997, and which became effective on or about October 16, 1997. The Registration Statement was a registration statement within the meaning of the Securities Act, 15 U.S.C. (S) 77b(a)(8)

     23. The Registration Statement contained a Prospectus, which was filed with the SEC at or about the same time as the Registration Statement, and was distributed in connection with the Offering of ICCMIC common stock. The Prospectus was a prospectus within the meaning of the Securities Act, 15 U.S.C.
(S) 77b(a)(10).

     24. Shares of ICCMIC's common stock are "securities" within the meaning of the Securities Act, 15 U.S.C. (S) 77b(a)(1). The Registration Statement covered the sale to the public of approximately 34,500,000 shares of ICCMIC common stock, most at $15.00 per share, with proceeds (after expenses and underwriting fees) of approximately $480,000,000. ICCMIC's common stock is listed and traded on the NASDAQ National Market System under the symbol "ICMI."

     25.  The purpose of Defendant ICCMIC was to invest the monies of ICCMIC.

     26. The entity responsible for advising Defendant ICCMIC on investing the monies of ICCMIC was the Manager.

     27. The fees and expenses to be paid to the Manager for the duties of investing the monies of ICCMIC were set forth in a management contract (hereinafter the "Management Contract") entered into between Defendant ICCMIC and the Manager.

     28. The Prospectus describes five components of compensation to the Manager. These are the base management fee, reimbursement of third party out-of-pocket due diligence expenses, an incentive fee, an option grant, and a conditional termination fee.

     29. The Prospectus describes the base management fee, under Management Fees, at page 45:

     The Manager will receive a base management fee calculated as a percentage of the Average Invested Assets of the Company for each calendar quarter and equal to 1% per annum of the first $1 billion of such Average Invested Assets, 0.75% of the next $250 million of such Average Invested Assets, and 0.50% of Average Invested Assets above $1.25 billion;

     30. The Prospectus describes the reimbursement of expenses to the Manager, under Management Fees, at page 46:

     The Manager will be reimbursed for (or charge the Company directly for) the Manager's costs and expenses in employing third-parties to perform due diligence tasks on assets purchased or considered for purchase by the Company.

     31. The Prospectus describes the incentive fee, under Management Fees, at page 45:

     The Manager shall be entitled to receive incentive compensation for each fiscal quarter in an amount equal to the product of (A) 25% of the dollar amount by which (1)(a) Funds From Operations of the Company (before the incentive fee) per share of Common Stock (based on the weighted average number of shares outstanding) plus (b) gains (or minus losses) from debt restructuring and sales of property per share of Common Stock (based on the weighted average number of shares outstanding), exceed (2) an amount equal to (a) the weighted average of the price per share at the initial offering and the prices per share at any secondary offerings by the Company multiplied by (b) the Ten-Year U.S. Treasury Rate plus four percent per annum multiplied by (B) the weighted average number of shares of Common Stock outstanding during such quarter;

     32. The Prospectus describes the option grant, under 1997 Stock Option Plan, at page 47:

     The Company has adopted and its sole shareholder approved the Imperial Credit Investment Corp. 1997 Stock Option Plan (the "Option Plan") under which the Compensation Committee of the Board or, if none, the Board (the "Committee") is authorized to grant options to purchase shares of Common Stock ("Options"). The maximum number of shares that may be subject to Options granted as of the date of the pricing of the Offering (the "pricing Date") is 10% of the number of shares to be issued pursuant to the Offering (assuming the underwriters fully exercise their over allotment option).

     33. The Prospectus mentions a termination fee, under The Management Agreement, at page 43, stating that:

     The Company may terminate, or decline to renew the term of, the Management Agreement without cause at any time after the first two years upon 60 days' written notice by a majority vote of the Independent Directors; provided that the Company shall pay a termination fee determined by independent appraisal;

     34. At no time did the Prospectus refer to any compensation to be paid to the Manager other than the base management fee, out-of-pocket expenses of the Manager paid to third parties in connection with due diligence, incentive compensation, the option grant, and the termination fee.

          B.  Misstatements and Omissions Regarding the Manager's Payment of all

                         Operating Expenses of ICCMIC


     35. The Prospectus contains false or misleading statements that the Manager would pay for all the expenses involved in operating ICCMIC, specifically including expenses for facilities, i.e., office space rent. The Prospectus stated, under Costs and Expenses, at page 46

     The company does not expect to employ full-time personnel. Instead, it expects to rely on the facilities, personnel and resources of the Manager to conduct its operations. The Manager will be reimbursed for (or charge the Company directly for) the Manager's costs and expenses in employing third-parties to perform due diligence tasks on assets purchased or considered for purchase by the Company;

By relying on the facilities and personnel of the Manager to conduct operations and with the only reimbursable expense being third party due diligence costs, the Prospectus indicates that no operating expenses would be incurred by ICCMIC.

     36. The Prospectus omits any mention of a clause in the Management Contract under which the Manager apparently claims reimbursement for operating expenses. An explanation of that reimbursement clause was essential to make the statements regarding operational expenses not misleading.

     37. The Prospectus also contains the false or misleading statements that all the compensation to the Manager is disclosed when, in fact, the primary reimbursement clause in paragraph 40 of this Complaint is not disclosed in the Prospectus at page 46, under Tabular Presentation of Amounts Payable to the Manager, as follows:

     The following table presents all compensation fees and other benefits (including reimbursement of out-of-pocket expenses) that the Manager may earn or receive under the terms of the Management Agreement.

Recipient                       Payor                                  Amount
---------                       -----                                  ------
Manager(l)                      ICCMIC             Base management fee equal to a percentage of the
                                                   Average Invested Assets of the Company.(2)

Manager(l)                      ICCMIC             Incentive compensation based on the amount if any
                                                   by which the Company's Funds from operations and
                                                   certain net gains exceed a hurdle rate.(3)

Manager(1)                      ICCMIC             Out-of-pocket expenses of Manager paid to third
                                                   parties in connection with due diligence.

Footnotes omitted

Note that this table purports to list all compensation (including reimbursement) to the Manager.

     38. Further evidence that the Prospectus states that the Manager is responsible for all operating expenses of ICCMIC, and which supports the reasonableness of PLAINTIFF's reading of the Prospectus, was provided by the published report initiating coverage by the lead underwriter of the IPO, Friedman, Billings, Ramsey & Co., dated November 11, 1997, providing a detailed description of the expenses of ICCMIC as follows on page 6:

     The management company will receive a "base fee" in lieu of G & A (there is no G&A)

and again on page 8:

     The operating costs of the REIT are covered by the manager, which is compensated in the base and incentive fees. The base fee is 1% of the first billion in assets invested, .75% on the assets between $1 billion and $1.25 billion, and .5% on subsequent assets. The incentive fee is structured at 25% of the income over a hurdle of 10-year Treasuries plus 4% return on shareholders equity. The REIT bears no other general or administrative expenses. (Emphasis added.)

     39. PLAINTIFF was first reasonably able to discover the material misrepresentations and omissions contained in the Registration Statement and Prospectus on or about October 21, 1999, when Defendant ICCMIC filed a Preliminary Proxy Statement (hereinafter "Proxy Statement") with the SEC pursuant to Section 14(a) of the Securities Exchange Act of 1934. In the Proxy Statement, PLAINTIFF and members of the Class learned, for the first time, that:

     a. the Manager had been charging its actual operating expenses to ICCMIC throughout 1998 and the first half of 1999 (Proxy Statement, Appendix
        C);

     b. the Management Contract contained contractual provisions, which apparently permitted such additional compensation to the Manager,(Proxy Statement, Appendix C); and

     c. one purpose of the proposed merger was: "the reduction of the separate, operational and administrative costs of ICCMIC" (Proxy Statement, p. 8).

     40. In that Proxy Statement, an independent appraiser hired to value the management contract, Robert Stanger & Co. (hereinafter "Stanger"), noted that the fact the Manager has been charging expenses to ICCMIC is in direct conflict with the Prospectus statement requiring the Manager to pay such expenses. The report by independent appraiser Stanger states on p c-2 and c-3:

     Stanger observes that while the management agreement appears to clearly indicate that expenses of the manager incurred on behalf of ICCMIC are chargeable to ICCMIC, it was not clear to Stanger from its review of the IPO prospectus and other information that general and administrative expenses such as rent are chargeable to ICCMIC.

     41. Approximately 4.5 million dollars of expenses have been paid by ICCMIC. Not all of that expense was for third party due-diligence, although other expenses have never been separately disclosed. Particularly, certain operating expenses, including the expense for the rented office space that was used by the Manager, were charged to ICCMIC and were not deducted from the base fee paid to the Manager.

     42. PLAINTIFF was damaged through the diminished price of ICCMIC stock, in an amount equal to each dollar of operating expense paid by ICCMIC.

     43. PLAINTIFF was further damaged through the diminished price of ICCMIC stock, in an amount equal to approximately ten dollars for every dollar of operating expense paid by ICCMIC. This is because the termination fee was determined by an appraiser that multiplied net income of the Manager, which failed to subtract undisclosed expenses, by a factor of ten to arrive at a valuation of the $33,000,000.

     C. Misstatements that the Board had the Power to Reduce the Base Management Fee.

     44. The Prospectus contains false or misleading statements to the effect that the Board of Directors of ICCMIC had the unilateral power to reduce the 1% base management fee if, as actually occurred, the base management fee exceeded the actual expense of operating the Manager. This statement occurs, inter alia, in the Prospectus, under Management Fees, at p. 45:

     The base management fee is intended to compensate the Manager, among other things, for its costs in providing management services to the Company. The Board of Directors may adjust the base management fee in the future if necessary to align the fee more closely with the costs of such service; (Emphasis added.)

     45. The Prospectus states that the Board of Directors of Defendant ICCMIC had the unilateral power to reduce the 1% base management fee if, as actually occurred, the base management fee exceeded the actual expense of operating the Manager.

     46. In fact, the Board of Directors of Defendant ICCMIC has never reduced the base management fee even though the costs were substantially less than the fee. Further, PLAINTIFF now believes that the Board never had the power to unilaterally reduce the base management fee, based on statements in the Proxy Statement of October 21, 1999.

     47. On or about October 21,1999, Defendant ICCMIC agreed, under certain conditions, to pay a $33,000,000 fee to terminate the Management Contract with the Manager based solely on an interpretation of the amount by which the base management fee exceeded the costs and expenses of the Manager. Independent appraisers relying substantially on expense statements given to them by the Manager arrived at this $33,000,000 figure.

     48. One independent appraiser, Stanger, noted the false and materially misleading statements in the Prospectus and addressed them, in the assumption section, stating that:

     [N]either ICCMIC nor the board of directors has the power to unilaterally change the terms of the management agreement to reduce the charges thereunder without the consent of the manager and the manager has not agreed to a reduction in fees payable pursuant to the management agreement.

     49. Had Stanger not made this assumption, Stanger's appraised value of the termination fee would have been zero. To determine a valuation of the termination fee, Stanger multiplied by five the amount by which the base management fee exceeded the salaries and the expenses that the Manager actually paid. If the Board of Directors of Defendant ICCMIC had taken the action represented to be within its power in the Prospectus, the calculation would have been five times zero, resulting in a termination fee of zero. Application of this analysis to the other appraisals would have, similarly, resulted in a zero valuation.

     50. PLAINTIFF was damaged through the diminished price of ICCMIC stock, in an amount equal to all profit earned by the Manager solely as a result of the base management fee.

     51. PLAINTIFF was further damaged through the diminished stock price of ICCMIC in a sum equal to any amount of the $33,000,000 termination fee.

     D. Material Omission of an Estimate of the Size of the Loss to ICCMIC in the Event of a Termination of the Manager

     52. The Prospectus is materially misleading because it omits to provide an estimate of the size of the loss to ICCMIC in the event of a termination of the Manager. The Prospectus omits any estimate of the potential size of the termination fee either in absolute terms, in proportion to the size of the fund, or in proportion to the other risks mentioned in the Prospectus.

     53. The Prospectus is materially misleading because it omits to provide any formula such independent appraisers would use to calculate the value of any termination fee. The Prospectus also omits any discussion of formulas or methodologies typically used by appraisers, and any discussion of how the facts in this transaction could mandate minimum sizes of any termination fee.

     54. The Prospectus is materially misleading because it states that the termination fee is payable only when the Manager is terminated without "cause", but does not indicate that "cause" does not include the common meaning of poor performance by the Manager.

     55. Any description of the termination fee that does not include a numeric estimate, such as a potential amount or threshold figure, is a materially insufficient notice.

     56. The Prospectus indicates that the risk of the undefined termination fee was not greater than the risk of other, far smaller, potential losses the risk of which received proportionately greater discussion and prominence in the Prospectus.

     57. The Prospectus indicates that (a) the Manager would pay all salaries and operating expenses of ICCMIC, (b) the board could adjust the management fee to more closely align it with costs, and therefore, (c) that the value of the termination fee would be approximately zero, unless the Manager was earning incentive fees by making extraordinary returns for the ICCMIC shareholders.

     58. The first time that the magnitude of the termination fee was discoverable by PLAINTIFF was through the Proxy Statement, on or about October 21, 1999. At that time, Defendant ICCMIC announced that the Manager would agree to "cap" it termination fee at $35,000,000.

     59. The termination fee awarded to the Manager was $33,000,000, resulting in a loss to the shareholders of nearly 10% of the current fund value, which was the single largest operating loss sustained by ICCMIC after its inception.

     60. PLAINTIFF was damaged through the diminished stock price of ICCMIC in an amount equal to the termination fee.

     E.  Undisclosed Conflicts between the Manager and ICCMIC

     61. The Prospectus omitted to describe the base management fee as a fixed entitlement and failed to disclose the conflict inherent between the Manager and ICCMIC regarding possible reduced levels of managerial service when a fixed entitlement is used as a method of compensation.

     62. If the base management fee is a fixed entitlement, then the Manager has an economic motivation to cut costs. An example of that would be to fire staff any time it appears unlikely that incentive fees can be achieved and unlikely that the option strike price of the stock can be achieved. Firing staff to cut costs reduces the level of service provided and therefore is directly contrary to the interests of ICCMIC, especially when the incentive targets are not being met, unless the Board of Directors of Defendant ICCMIC can recover those costs savings by reducing the base fee.

     63. The Prospectus indicates that the relationship between the Manager and Defendant ICCMIC was one of aligned financial interests due to the payment of the Manager's profit in incentive fees and options.

     64. Further evidence that the Manager was supposed to have aligned financial interests with the shareholders of ICCMIC, and which further corroborates the meaning of the Prospectus, was provided by the published report initiating coverage by the lead underwriter of the IPO,

Friedman, Billings, Ramsey & Co., dated November 11, 1997, providing a detailed description of the expenses of ICCMIC as follows on page 5:

     Given that management upside is largely tied to the performance of the REIT, we believe that management and shareholder interests are well aligned.

     65. The Prospectus indicates that the Manager had every positive incentive and no negative incentive to use the full 1% fee to hire talented personnel so that ICCMIC would become as successful as possible for the shareholders.

     66. This conflict was not reasonably discoverable by PLAINTIFF before October 21, 1999.

     67. Since inception, the Manager failed to use the entire 1% fee to benefit ICCMIC, and, instead, fired numerous staff and lost others due to cost cutting measures.

     68. Because the entire base management fee was not spent on Manager employees providing services to ICCMIC, shareholders were denied the opportunity to receive the quality and quantity of investment service described in the Prospectus and accordingly were denied the opportunity to achieve better investment results and a correspondingly higher stock price.

     69. PLAINTIFF was damaged by the conflict of interest between the Manager and Defendant ICCMIC through the resulting decline in the stock price of ICCMIC.

     F.  Undisclosed Conflicts between Defendant KARLAN and ICCMIC

     70. The Prospectus contains the materially false and misleading statement that ICII is the 100% owner of the Manager.

     71. The Prospectus omitted to disclose that Defendant KARLAN at all times had a 15% ownership interest in the profits of the Manager. Defendant KARLAN was, therefore, not only an agent of the Manager, he was, in substance, an undisclosed principal of the Manager.

     72. Despite his fiduciary duty to the ICCMIC shareholders as a Director of ICCMIC, and despite his contractual duty to ICCMIC as its President and CEO, Defendant KARLAN actively worked to the detriment of ICCMIC during the process of appraising the termination fee due from ICCMIC to the Manager by presenting arguments for the highest possible termination fee.

     73. Defendant KARLAN is scheduled to receive 15% or approximately five million dollars of the $33,000,000 termination fee.

     74. The Prospectus indicates that Defendant KARLAN's 1% stake in options of Defendant ICCMIC was the largest financial motivational force in his decision making.

     75. This conflict was not reasonably discoverable by PLAINTIFF prior to October 21, 1999.

     76. PLAINTIFF was damaged through the diminished price of ICCMIC stock, in an amount equal to the termination fee.

                              VI.  NO SAFE HARBOR

     77. The statutory safe harbor provided for forward-looking statements under certain circumstances does not apply to any of the allegedly false statements pleaded in this complaint. Many of the statements alleged to be false and misleading herein were made in connection with an initial public offering. In addition, none of the statements pleaded herein were identified as "forward-looking statements" when made. Nor was it stated with respect to any of the statements forming the basis of this complaint that actual results "could differ materially from those projected." To the extent there were any forward-looking statements, there were no meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those in the purportedly forward-looking statements.

                                 VII.  SUMMARY

     78.  The Prospectus indicates that:

     a. The Manager and not ICCMIC would bear the burden of all operating expenses of ICCMIC other than due diligence expenses paid to third parties;

     b. The Board of Directors of ICCMIC had the unilateral power to reduce the 1% base management fee if, as actually occurred, the base management fee exceeded the actual expense of operating the Manager;

     c. That any termination fee would not result in a significant dollar loss to the ICCMIC shareholders at any time when the manager was not earning incentive fees;

     d. That the Manager's interests under the fee agreement were aligned with ICCMIC's so that no actions directly contrary to the welfare of ICCMIC were encouraged;

     e. That Karlan was an agent for the Manager and not a beneficial principal of the Manager.

     79. Because each of these statements was materially misleading, Defendants, and each of them, are liable to PLAINTIFF and members of the Class as set forth herein.

                             FIRST CAUSE OF ACTION

    Against All Defendants for Violation of Section 11 of the Securities Act

                              (15 U.S.C. (S) 77k)

     80. PLAINTIFF incorporates by reference the allegations of paragraphs 1 through 79 of this Complaint as if fully set forth herein.

     81. PLAINTIFF brings this Cause of Action pursuant to section 11 of the Securities Act, 15 U.S.C. (S) 77k, on behalf of the Class against all Defendants. It does not sound in fraud.

     82. Plaintiff HUSTON acquired shares of ICCMIC as part of the IPO and issued pursuant to the Registration Statement and Prospectus.

     83. These shares of ICCMIC were registered with the Securities and Exchange Commission under (S) 2(5) of the Securities Act, 15 U.S.C. (S) 77b(5), by means of a registration statement pursuant to section 6(a) of the Securities Act, 15 U.S.C. (S) 77f(a).

     84. The Registration Statement of which the Prospectus was a part and which became effective on or about October 16, 1997, was materially false and misleading, contained untrue statements of material fact, omitted to state other facts necessary to make the statements therein not misleading, and failed adequately to disclose material facts as set forth herein.

     85. PLAINTIFF and the other members of the Class who acquired ICCMIC common stock issued pursuant or traceable to the Prospectus did not know of the material omissions or misleading statements in the Prospectus when such stock was acquired, nor could they have reasonably discovered the true facts.

     86. Defendant ICCMIC is the registrant for the shares sold to PLAINTIFF and other members of the Class. Defendant ICCMIC issued, caused to be issued, and participated in the issuance of materially false and misleading written statements to the investing public which were contained in the Registration Statement, of which the Prospectus was a part, and which misrepresented or failed to disclose, inter alia, the facts set forth herein. As the issuer of the shares sold in the Offering, Defendant ICCMIC is strictly liable to PLAINTIFF and the other members of the Class for those material misrepresentations and omissions.

     87. Defendant KARLAN, Defendant SNAVELY and Defendant VILLANI each signed the Registration Statement, either personally or through an attorney-in-fact. As such, these INDIVIDUAL DEFENDANTS were responsible for the contents and dissemination of the Registration Statement and Prospectus. The INDIVIDUAL DEFENDANTS failed to make a reasonable investigation or possess reasonable grounds for believing that each of the statements contained in the Registration Statement and Prospectus was true, and did not omit any material facts and was not materially misleading. On that basis, the INDIVIDUAL DEFENDANTS are personally liable to PLAINTIFF and the other members of the Class pursuant to the Securities Act, 15 U.S.C. (S) 77k(a)(1).

     88. Defendant KARLAN, Defendant SNAVELY and Defendant VILLANI were each Directors of Defendant ICCMIC at the time of filing of the Registration Statement and Prospectus, and as such, these INDIVIDUAL DEFENDANTS were responsible for the contents and dissemination of the Registration Statement and Prospectus. The INDIVIDUAL DEFENDANTS failed to make a reasonable investigation or possess reasonable grounds for believing that each of the statements contained in the Registration Statement and Prospectus was true, and did not omit any material facts and was not materially misleading. On that basis, the INDIVIDUAL DEFENDANTS are personally liable to PLAINTIFF and the other members of the Class pursuant to the Securities Act, 15 U.S.C. (S) 77k(a)(2).

     89. By reason of the foregoing, pursuant to section 11 of the Securities Act, each Defendant is liable to PLAINTIFF and the other members of the Class for damages sustained including the difference between the price paid for the ICCMIC common stock bought and either the current value of such stock, if currently held by such Class member, or the price at which such stock was disposed of in the market, if disposed of before the commencement of this action.

     90.  This action is being brought within three years of the violations of section 11 of the Securities Act, and within one year of the first time at which Class members could reasonably have discovered such violations through the exercise of reasonable diligence.

  WHEREFORE, PLAINTIFF, on behalf of himself and the Class, prays for judgment as follows:

     1. That this Court declare that this action is a proper plaintiff class action maintainable pursuant to rule 23(b)(3) of the Federal Rules of Civil Procedure and further declare PLAINTIFF to be proper representative of the Class;

     2. For relief, against all Defendants, awarding PLAINTIFF and other members of the Class damages measured by the difference between the price PLAINTIFF paid for the ICCMIC common stock that they acquired and either the current value of such stock if currently held by such Class member, or the price at which such stock was disposed of in the market if disposed of before the commencement of this action;

     3.  For prejudgment interest according to law;

     4. For costs and expenses of this litigation, including reasonable attorneys' fees and experts fees and other costs and disbursements; and

     5. For such other and further relief as may be just and proper under the circumstances.

Dated this 17th day of March 2000.   Respectfully submitted,

                                     Stanbury Fishelman Wisner & Adsit
                                     9200 Sunset Boulevard, Penthouse 30
                                     West Hollywood, CA  90069-3601



                              By:    /s/ Bruce C. Fishelman by Alec B. Wisner
                                     ---------------------------------------
                                     Bruce C. Fishelman
                                     Alec B. Wisner
                                     Attorneys for Plaintiff

                            DEMAND FOR TRIAL BY JURY

     Pursuant to rule 38(b) of the Federal Rules of Civil Procedure, PLAINTIFF hereby demands trial by jury on all issues.

Dated this 17th day of March 2000.    Respectfully submitted,

                                      Stanbury Fishelman Wisner & Adsit
                                      9200 Sunset Boulevard, Penthouse 30
                                      West Hollywood, CA  90069-3601



                              By:     /s/ Bruce C. Fishelman by Alec B. Wisner
                                      ----------------------------------------
                                      Bruce C. Fishelman
                                      Alec B. Wisner
                                      Attorneys for Plaintiff

         CERTIFICATE OF PLAINTIFF IN SUPPORT OF CLASS ACTION COMPLAINT

I, John Huston, declare, as to the claims asserted under the federal securities laws, that:

1. I have reviewed the Complaint prepared by its counsel in the above-captioned case and have authorized its filing.

2. I did not purchase the security that is the subject of the Complaint at the direction of plaintiffs' counsel or in order to participate in any private action arising under the federal securities laws.

3. I am willing to serve as a representative party on behalf of a class, including providing testimony at deposition and trial, if necessary.

4. During the proposed Class Period, I executed the following transaction: On or about October 21, 1997, I purchased 1500 shares of Imperial Credit Commercial Mortgage Investment Corp. at a price of $13.95 per share.

5. In the past three years, I have not sought to serve nor have served as a representative party on behalf of a class in an action filed under the federal security laws.

6. I will not accept any payment for serving as a representative party on behalf of a class beyond my pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly related to the representation of the Class as ordered or approved by the Court.

I declare under penalty of perjury that the foregoing is true and correct. Executed on the 16th day of March, 2000, at Detroit, Michigan.
                ----                        -----------------

                                 /s/ John Huston
                                 ---------------
                                 John Huston, "declarant"